UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 2, 2020
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ENVISTA HOLDINGS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
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Delaware
(State or Other Jurisdiction of Incorporation)

001-39054	83-2206728
(Commission File Number)	(IRS Employer Identification No.)

200 S. Kraemer Blvd., Building E		92821
Brea,	California
(Address of Principal Executive Offices)		(Zip Code)
(714) 817-7000
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	NVST	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
On April 2, 2020, William K. Daniel II resigned from the board of directors (the “Board”) of Envista Holdings Corporation (“Envista”).
On April 7, 2020, the Board appointed Vivek Jain, the Chairman and CEO of ICU Medical, Inc., as a director of Envista and as a member of the Audit Committee of the Board. In connection with such appointment, the Board determined that Mr. Jain is independent within the meaning of the listing standards of the New York Stock Exchange and also meets the standards of director independence for audit committee members set forth in Rule 10A-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.
Mr. Jain will participate in the same compensation program as each of Envista’s other independent directors, as described under “Director Compensation Structure” in the final prospectus filed by Envista with the Securities and Exchange Commission (the “SEC”) on December 10, 2019.

Mr. Jain has also entered into an indemnification agreement with Envista, the form of which was filed as Exhibit 10.20 to Envista’s Registration Statement on Form S-1 (File No. 333-232758) filed with the SEC on July 22, 2019 and which is incorporated herein by reference.

There is no arrangement or understanding between Mr. Jain and any other person pursuant to which he was selected as a director of Envista. There are no transactions in which Mr. Jain has an interest requiring disclosure under Item 404(a) of Regulation S-K.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On April 7, 2020, the Board amended Envista's Amended and Restated Bylaws (the "Bylaws Amendment") to adopt a new Article IX: Exclusive Forum, a provision designating the federal district courts of the United States as the exclusive jurisdiction for any litigation arising under the Securities Act of 1933, as amended.

The foregoing summary and description of the provisions of the Bylaws Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws Amendment, a copy of which is filed as Exhibit 3.1 with this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description
3.1	Amendment to Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVISTA HOLDINGS CORPORATION

Date: April 8, 2020	By:	/s/ Howard H. Yu
Howard H. Yu
Senior Vice President and Chief Financial Officer